Exhibit 99.1

NEWS RELEASE

July 14, 2025

Huntington Investor Relations: Eric Wasserstrom, 312-762-2155, eric.wasserstrom@huntington.com

Huntington Media: Tracy Pesho, 216-276-3301, tracy.pesho@huntington.com

Veritex Investor Relations and Media: LaVonda Renfro, 972-349-6129, lrenfro@veritexbank.com

Huntington Bancshares Incorporated Announces Acquisition of Veritex and Provides

Preliminary 2025 Second Quarter Results

Veritex acquisition accelerates Huntington’s organic growth initiatives in high-growth Texas markets; Strong 2Q results reflect growth in loans and deposits, sustained strong revenue and profit growth, as well as continued excellent credit performance

Columbus, Ohio and Dallas, Texas - Huntington Bancshares Incorporated (Nasdaq: HBAN), a top ten regional bank holding company headquartered in Columbus, Ohio, and Veritex Holdings, Inc. (Nasdaq: VBTX), a bank holding company headquartered in Dallas, Texas, today announced entry into a definitive merger agreement, and Huntington announced preliminary second quarter results.

This strategic acquisition accelerates Huntington’s strong organic growth in Texas by expanding its presence in Dallas/Fort Worth and Houston. As of March 31, 2025, Veritex reported approximately $13 billion in assets, $9 billion in loans, and $11 billion in deposits.

“This combination supports our ambitions and reflects our long-term commitment to the state of Texas, one of the most dynamic and fastest-growing economies in the country,” said Steve Steinour, Chairman, President and CEO of Huntington Bancshares. “The Veritex team brings deep local relationships, a strong commercial banking franchise and customer loyalty, and this partnership will serve as a springboard for substantial future growth in the state.”

“Veritex has always been a people and community focused bank. We have found a partner in Huntington Bank who shares and lives out those same values,” said Malcolm Holland, Chairman, President and CEO of Veritex. “We are very excited about becoming part of the Huntington family and bringing more capabilities to our Texas clients than ever before.”

Holland will join Huntington in a non-executive role as Chairman of Texas and continue his work to serve local customers and communities.

Veritex, headquartered in Dallas, operates more than 30 branches across key Texas markets including Dallas/Fort Worth and Houston. Huntington plans to maintain Veritex’s branch network and invest to grow it over time.

Huntington has been serving customers and communities in Texas since 2009 and currently offers middle-market business banking solutions in the Dallas and Houston markets, including corporate banking and automotive finance. The nation’s largest originator, by volume, of Small Business Administration (SBA) 7(a) loans, Huntington was the #l SBA lender in Texas in 2024. Huntington currently employs roughly 200 colleagues in Texas, led by dedicated local leadership.

“Veritex has assembled a talented and experienced team who have earned the trust and loyalty of individuals, families and companies of all sizes across Texas,” said Brant Standridge, President of Consumer & Regional Banking at Huntington. “We’re excited to build on their impressive legacy and, together with Veritex colleagues, continue to be a reliable partner supporting our customers and communities.”

Additionally, Huntington is committed to continuing Veritex’s strong legacy of community support through local partnerships, investment and engagement. As an initial step, Huntington is funding $10 million toward philanthropic investments in Texas.

The combination is expected to close early in the fourth quarter of 2025, subject to regulatory approvals and customary closing conditions. Upon conversion, Veritex teams and branches will operate under the Huntington Bank name and brand.

Transaction Terms

Under the terms of the agreement, Huntington will issue 1.95 shares for each outstanding share of Veritex in a 100% stock transaction. Based on Huntington’s closing price of $17.39 as of July 11, 2025, the consideration implies $33.91 per Veritex share or an aggregate transaction value of $1.9 billion. The transaction is expected to be modestly accretive to Huntington’s earnings per share, neutral to regulatory capital at close, and slightly dilutive to tangible book value per share with payback in approximately one year inclusive of merger expenses and CECL double count.

Second Quarter 2025 Financial Highlights

The announcement precedes Huntington’s release of its financial results for the second quarter ended June 30, 2025. The following is a summary of results the company expects to report on July 18:

●	Earnings per common share (EPS) of $0.34, unchanged from the prior quarter, and up over 13% from the year-ago quarter.

●	The quarter included $0.04 of impact to EPS resulting from a $58 million decrease in earnings from a securities repositioning and Notable Items that decreased earnings by $3 million.

●	Net interest income of $1.5 billion, an increase of $41 million or 3%, from the prior quarter and $155 million or 12%, from the year-ago quarter.

●	Average loans and leases of $133.2 billion, an increase of $2.3 billion, or 2% from the prior quarter and $9.8 billion, or 8% from the year-ago quarter.

●	Average deposits of $163.4 billion, an increase of $1.8 billion, or 1% from the prior quarter and $9.9 billion, or 6% from the year-ago quarter.

●	Net charge-offs of 0.20% of average total loans and leases for the quarter, 6 basis points lower than the prior quarter.

●	Allowance for credit losses (ACL) of $2.5 billion, or 1.86% of total loans and leases, at quarter end, an increase of $37 million from the prior quarter.

●	Tangible book value per share of $9.13, up $0.33, or 4%, from the prior quarter and $1.24, or 16%, from a year ago.

Advisors

Evercore and Commerce Street Capital, LLC are serving as financial advisors to Huntington. Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Huntington.

Keefe, Bruyette & Woods, a Stifel Company, is serving as financial advisor to Veritex. Simpson Thacher & Bartlett LLP is serving as legal advisor to Veritex.

Teleconference/Webcast Information

Huntington’s senior management will host a conference call to discuss the acquisition on Monday, July 14, 2025 at 8:30 a.m. Eastern Time, to discuss the strategic and financial implications of the transaction. The call, along with slides, may be accessed via a live Internet webcast at the Investor Relations section of Huntington’s website or through a dial-in telephone number at (877) 407-8029 or (201) 689-8029; conference ID# 13754984.

Huntington will host a conference call to review quarterly financial results on Friday, July 18, 2025 at 9 a.m. Eastern Time. The second quarter 2025 earnings conference call, along with slides, may be accessed via a live Internet webcast in the Investor Relations section of Huntington’s website or through a dial-in telephone number at (877) 407-8029 or (201) 689-8029; conference ID# 13754784.

A replay of the webcast will be archived in the Investor Relations section of Huntington’s website. A telephone replay will be available approximately two hours after the completion of the call through July 28, 2025, at (877) 660-6853 or (201) 612-7415; conference ID #13752707.

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About Huntington

Huntington Bancshares Incorporated is a $210 billion asset regional bank holding company headquartered in Columbus, Ohio. Founded in 1866, The Huntington National Bank and its affiliates provide consumers, small and middle-market businesses, corporations, municipalities, and other organizations with a comprehensive suite of banking, payments, wealth management, and risk management products and services. Huntington operates 968 branches in 13 states, with certain businesses operating in extended geographies. Visit Huntington.com for more information.

About Veritex Community Bank

Veritex Community Bank is a mid-sized community bank serving its customers with a full suite of banking products and services. The bank has convenient branch locations in Houston, Fort Worth and Dallas, Texas, with total assets of approximately $13 billion. The bank, headquartered in Dallas, specializes in providing depository and credit services to small to mid-size businesses, which have been largely neglected by national banks. The name “Veritex” is derived from the Latin word “veritas,” meaning truth, and “Texas.”

Non-GAAP Reconciliation

TBV per Share ($ in millions, except per share amounts))	2Q24	1Q25	2Q25
Huntington shareholders’ equity	$19,515	$20,434	$20,928
Less: preferred stock	2,394	1,989	1,989
Common shareholders’ equity	$17,121	$18,445	$18,939
Less: goodwill	5,561	5,561	5,561
Less: other intangible assets, net of tax	94	67	58
Tangible common equity (A)	$11,466	$12,817	$13,320
Number of common shares outstanding (B)	1,452	1,457	1,459
Tangible book value per share (A/B)	$7.89	$8.80	$9.13

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed transaction, the plans, objectives, expectations and intentions of Huntington Bancshares Incorporated (“Huntington”) and Veritex Holdings, Inc. (“Veritex”), the expected timing of completion of the transaction, and other statements that are not historical facts and are subject to numerous assumptions, risks, and uncertainties that are beyond the control of Huntington and Veritex. Such statements are subject to numerous assumptions, risks, estimates, uncertainties and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements, including as a result of the factors referenced below. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Huntington and Veritex caution that the forward-looking statements in this communication are not guarantees of future performance and involve a number of known and unknown risks, uncertainties and assumptions that are difficult to assess and are subject to change based on factors which are, in many instances, beyond Huntington’s and Veritex’s control. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages, instability in global economic conditions and geopolitical matters, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, results of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirements and costs, such as FDIC special assessments, long-term debt requirements and heightened capital requirements, and potential impacts to macroeconomic conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows of uninsured deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss of value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; the effects of social media on market perceptions of us and banks generally; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Federal Reserve; volatility and disruptions in global capital, foreign exchange and credit markets; movements in interest rates; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our “Fair Play” banking philosophy; changes in policies and standards for regulatory review of bank mergers; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the Basel Ill regulatory capital reforms, as well as those involving the SEC, OCC, Federal Reserve, FDIC, CFPB and state-level regulators; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Huntington and Veritex; the outcome of any legal proceedings that may be instituted against Huntington or Veritex; delays in completing the transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction); the failure to obtain Veritex shareholder approval or to satisfy any of the other conditions to the transaction on a timely basis or at all; the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Huntington and Veritex do business; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business, customer or employee relationships, including those resulting from the announcement or completion of the transaction; the ability to complete the transaction and integration of Huntington and Veritex successfully; the dilution caused by Huntington’s issuance of additional shares of its capital stock in connection with the transaction; and other factors that may affect the future results of Huntington and Veritex. Additional factors that could cause results to differ materially from those described above can be found in Huntington’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2025, each of which is on file with the Securities and Exchange Commission (the “SEC”) and available in the “Investor Relations” section of Huntington’s website, http://www.huntington.com, under the heading “Investor Relations” and in other documents Huntington files with the SEC, and in Veritex’s Annual Report on Form 10-K for the year ended December 31, 2024 and in its subsequent Quarterly Reports on Form 10-Q, including for the quarter ended March 31, 2025, each of which is on file with the SEC and available on Veritex’s investor relations website, ir.veritexbank.com, under the heading “Financials” and in other documents Veritex files with the SEC.

All forward-looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Huntington nor Veritex assume any obligation to update forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward-looking statements that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Huntington or Veritex update one or more forward-looking statements, no inference should be drawn that Huntington or Veritex will make additional updates with respect to those or other forward-looking statements. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

IMPORTANT ADDITIONAL INFORMATION

In connection with the proposed transaction, Huntington will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Veritex and a Prospectus of Huntington, as well as other relevant documents concerning the proposed transaction. The proposed transaction involving Huntington and Veritex will be submitted to Veritex’s shareholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SHAREHOLDERS OF VERITEX ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the definitive proxy statement/prospectus, as well as other filings containing information about Huntington and Veritex, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, without charge, by directing a request to Huntington Investor Relations, Huntington Bancshares Incorporated, Huntington Center, 41 South High Street, Columbus, Ohio 43287, (800) 576-5007 or to Veritex Investor Relations, Veritex Holdings, Inc., 8214 Westchester Drive, Suite 800, Dallas, Texas 75225, (972) 349-6200.

PARTICIPANTS IN THE SOLICITATION

Huntington, Veritex, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Veritex in connection with the proposed transaction under the rules of the SEC. Information regarding the interests of the directors and executive officers of Huntington and Veritex and other persons who may be deemed to be participants in the solicitation of shareholders of Veritex in connection with the transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement/prospectus related to the transaction, which will be filed by Huntington with the SEC. Information regarding Huntington’s directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 6, 2025, and other documents filed by Huntington with the SEC. Information regarding Veritex’s directors and executive officers is available in its definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2025, and other documents filed by Veritex with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC. Free copies of this document may be obtained as described above under “Important Additional Information.”